INDEPENDENT ACCOUNTANT'S REPORT

The Board of Directors
MKE Quantum Components LLC

We consent to the inclusion in Form 8-K of Quantum Corporation of our report dated April 14, 1998, except for notes 6(b) and 12, which are as of June 5, 1998, with respect to the consolidated balance sheet of MKE Quantum Components LLC and subsidiaries as of March 31, 1998, and the related consolidated statements of operations, members' equity, and cash flows for the period from May 16, 1997 (Inception) through March 31, 1998.

Boston, Massachusetts
March 26, 1999


/s/ KPMG Peat Marwick LLP